UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Soliciting Material pursuant to § 240.14a-12

COOL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COOL HOLDINGS, INC.

2001 NW 84th Avenue

Miami, Florida 33122

(858) 373-1675

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 16, 2019 (the “Meeting Date”)

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Cool Holdings, Inc. to be held on Monday, September 16, 2019, at 4:00 p.m. (Pacific Time) at the company’s principal executive offices located at 2001 NW 84th Avenue, Miami, Florida 33122, for the following purposes:

1.	To elect four directors nominated by the Board of Directors, each to serve until the next annual meeting of stockholders or until a successor is elected and qualified;
2.	To approve an amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares;
3.

To approve, in accordance with NASDAQ Listing Rule 5635(d), the issuance of more than 20% of the issued and outstanding common stock, pursuant to: (i) amendments to the conversion price of our convertible notes and exercise price of our warrants; (ii) amendments to the expiry date of our warrants issued in connection with convertible notes such that the expiry dates of these warrants are conditionally extended one year subject to the conversion of those convertible notes; (iii) the issuance of additional warrants to certain holders of convertible notes and a promissory note (such additional warrants exercisable at the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date); and (iv) the retiring of our debt obligation under a promissory note through the issuance of common stock at a price that is 20% below the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date;

4.

To approve, in accordance with NASDAQ Listing Rule 5635(d), an issuance of more than 20% of the issued and outstanding common stock, at a future date, at a price that is less than the Minimum Price, as defined by, and in accordance with, NASDAQ Listing Rule 5635(d), in connection with a future financing;

5.	To ratify the selection of Kaufman, Rossin & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
6.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, referred to as “say-on-pay”;
7.	To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation, referred to as “say-on-frequency”; and
8.	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The complete text of these proposals and the Board of Directors’ recommendations regarding their adoption are contained in the accompanying proxy statement and you are urged to carefully study them.

Only the stockholders of record as shown on our transfer books at the close of business on August 7, 2019, are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.  Our Annual Report to Stockholders (which includes our annual report on Form 10-K for the fiscal year ended December 31, 2018), is being mailed to stockholders with this proxy statement and an accompanying proxy card. The Annual Report is not part of the proxy soliciting material. We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about August 16, 2019, to all stockholders of record entitled to vote at the meeting.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy card in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy card may revoke it by filing with our

Corporate Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must request and obtain a valid proxy issued in your name from that record holder.

For the reasons stated in the proxy materials, the Board of Directors recommends that you vote “FOR” the proposals listed above and described in this proxy statement.  Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the Annual Meeting, please sign, date and return the enclosed proxy card. This will not prevent you from attending and voting (with proper identification) your shares in person. Prompt return of your proxy card will reduce Cool Holdings’ expenses.

By Order of the Board of Directors,
/s/ Reinier Voigt
August 23, 2019 Miami, Florida	Reinier Voigt President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on September 16, 2019

This proxy statement and the Annual Report are available at

http://www.coolholdings.com/corp/financial-information

All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. You may still vote in person if you attend the meeting, even if you have given your proxy. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a valid proxy issued in your name.

TABLE OF CONTENTS

Item	Page
Questions and Answers about this Proxy Material and Voting	1
Proposal 1: Election of Directors	8
Proposal 2: Approval of Amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan	10
Proposal 3: Approval of Issuance of More Than 20% of the Issued and Outstanding Common Stock pursuant to Amendments to Convertible Notes and Warrants, and Issuance of Shares to Retire a Promissory Note, at a Discount to the Five‑Day Average Trading Price of the Company’s Common Stock	17
Proposal 4: Approval of, at a Future Date, Issuance of More Than 20% of the Issued and Outstanding Common Stock at a price that is less than the Minimum Price, in connection with a Future Financing	21
Proposal 5: Ratification of the Selection of Kaufman, Rossin & Co. as our Independent Registered Public Accounting Firm	22
Independent Registered Public Accountant Fees	22
Proposal 6: Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers, referred to as “say-on-pay”.	24
Proposal 7: Approval, on an advisory basis, of the preferred frequency of stockholder advisory votes on executive compensation, referred to as “say-on-frequency”.	25
Other Executive Officers	26
Director Independence	26
Board Committees and Meetings	27
Additional Corporate Governance Information	31
Director Compensation	32
2018 Audit Committee Report	33
Board Leadership Structure and Role in Risk Oversight	34
Section 16(a) Beneficial Ownership Reporting Compliance	34
Security Ownership of Certain Beneficial Owners and Management	35
Compensation of Executive Officers	37
Equity Compensation Plan Information	40
Other Business	40
Stockholder Proposal Information; Discretionary Authority to Vote Proxies	40
Available Information	41
Appendix A: Cool Holdings, Inc. 2015 Equity Incentive Plan	A-1

COOL HOLDINGS, INC.

2001 NW 84th Avenue

Miami, Florida 331272

(858) 373-1675

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held September 16, 2019

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving this proxy material?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Cool Holdings, Inc., a Maryland corporation, is soliciting your proxy to vote at its 2019 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting and to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about August 23, 2019, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 7, 2019, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were approximately 8,948,769 shares of common stock outstanding and entitled to vote.

Who is a stockholder of record?

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

If, at the close of business on the record date, your shares were held, not in your name, but rather in an account at or otherwise by a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and proxy material is being forwarded to you by that entity. The entity holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting (with appropriate identification). However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I voting on?

You are being asked to vote on the following seven proposals:

1.	Election of four directors nominated by the Board of Directors, each to serve until the next annual meeting of stockholders or until a successor is elected and qualified;
2.	To approve an amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares;
3.

To approve, in accordance with NASDAQ Listing Rule 5635(d), the issuance of more than 20% of the issued and outstanding common stock, pursuant to: (i) amendments to the conversion price of our convertible notes and exercise price of our warrants; (ii) amendments to the expiry date of our warrants issued in connection with convertible notes such that the expiry dates of these warrants are conditionally extended one year subject to the conversion of those convertible notes; (iii) the issuance of additional warrants to certain holders of convertible notes and a promissory note (such additional warrants being exercisable at the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date); and (iv) the retiring of our debt obligation under a promissory note through the issuance of common stock at a price that is 20% below the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date;

4.

To approve, in accordance with NASDAQ Listing Rule 5635(d), an issuance of more than 20% of the issued and outstanding common stock, at a future date, at a price that is less than the Minimum Price, as defined by, and in accordance with, NASDAQ Listing Rule 5635(d), in connection with a future financing;

5.	To ratify the selection of Kaufman, Rossin & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;
6.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, referred to as “say-on-pay”; and
7.	To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation, referred to as “say-on-frequency”, occur once every three years.

How do I vote?

Following the instructions included on your proxy card, you are urged to mark the boxes on the proxy card to indicate how to vote your shares. For the election of directors, you may either vote “For,” or “Against” any nominee or “Withhold” your vote for any nominee you specify. For the other matters, other than the say-on-frequency advisory vote, you may vote “For,” “Against” or “Abstain” from voting.  For the say-on-frequency advisory vote, you may vote “One Year,” “Two Years,” “Three Years,” or “Abstain” from voting.  If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Cool Holdings Board’s recommendations, as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, or you have stock certificates registered in your name, you may vote as follows:

•

Voting by Telephone. You may vote by calling the toll-free telephone number and following the instructions printed on your proxy card. The deadline for voting by telephone is 11:59 p.m. Eastern Time on the day preceding the Annual Meeting. If you vote by telephone, you do not need to return your proxy card.

•

Voting on the Internet. You may vote on the Internet by accessing the website www.proxyvote.com and following the instructions printed on your proxy card. The deadline for voting on the Internet is 11:59 p.m. Eastern Time on the day preceding the Annual Meeting. If you vote on the Internet, you do not need to return your proxy card.

•

Voting by Proxy Card. You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. You should mail your signed proxy card as promptly as practicable so that your shares will be voted at the Annual Meeting.

•

Voting in Person. Even if you have voted by one of the methods described above, you may still attend and vote your shares in person at the Annual Meeting, if you are the record owner of those shares. If you do attend and vote your shares in person at the Annual Meeting after having voted by any of the methods described above, only your last vote will be counted. However, attendance at the Annual Meeting alone will not result in a revocation of any previously submitted proxy cards.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent (that is, in “street name”), you will receive proxy materials and voting instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you hold shares in street name and do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under applicable Nasdaq regulations on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and include the ratification of the independent registered public accounting firm. However, brokers are not permitted to cast a discretionary vote on other proposals included in this proxy statement.  In this situation, a broker non-vote occurs.  Shares that constitute broker non-votes will be counted as present at the annual meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on August 7, 2019, the record date for the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as recommended by our Board of Directors. The Board of Directors recommends the following votes:

1.	FOR election of all four nominees for director;
2.	FOR amendment of the 2015 Equity Incentive Plan;
3.

FOR the issuance of more than 20% of the issued and outstanding common stock, pursuant to: (i) amendments to the conversion price of our convertible notes and exercise price of our warrants; (ii) amendments to the expiry date of our warrants issued in connection with convertible notes such that the expiry dates of these warrants are conditionally extended one year subject to the conversion of those convertible notes; (iii) the issuance of additional warrants to certain holders of convertible notes and a promissory note (exercisable at the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date); and (iv) the retiring of our debt obligation under a promissory note through the issuance of common stock at a price that is 20% below the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date;

4.

FOR an issuance of more than 20% of the issued and outstanding common stock, at a future date, at a price that is less than the Minimum Price, as defined by, and in accordance with, NASDAQ Listing Rule 5635(d), in connection with a future financing;

5.	FOR the ratification of Kaufman, Rossin & Co. as our independent registered public accounting firm;
6.	FOR, on an advisory basis, the compensation of our Named Executive Officers (referred to as the “say-on-pay”); and
7.	FOR, on an advisory basis, the say-on-pay vote to occur once every three years (referred to as the “say-on-frequency”).

If any other matter is properly presented at the Annual Meeting, one of the individuals named pursuant to your proxy card as your proxy will vote your shares using his best judgment.

Who is making and paying for this proxy solicitation?

We are making and will pay for the entire cost of soliciting proxies. In addition to this mailed proxy material, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes, you can revoke your proxy before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date;
•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 4445 Eastgate Mall, Suite 200, San Diego, CA 92121; or
•	You may attend the Annual Meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What is the quorum requirement?

A quorum of stockholders is necessary to transact business at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders at the Annual Meeting in person or by proxy. Your shares will count towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. In the election of directors, a decision to withhold authority to vote will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes also will be counted in determining the presence of a quorum.

At the close of business on the record date, there were approximately 8,948,769 shares outstanding and entitled to vote. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are needed to approve each proposal and how are votes counted?

•

Election of directors. The minimum voting requirement to elect directors is a plurality of the votes cast at the Annual Meeting (in person or by proxy). Therefore, each of the five nominees receiving the most votes will be elected. Cumulative voting is not permitted in the election of directors. Brokers, banks or other agents do not have discretionary authority to vote on the election of directors, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-votes on this proposal, will not be counted as votes cast at the meeting, and will have no effect on the vote on this matter. Abstentions also will have no effect on the vote on this matter.

•

Approval of the amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan. The minimum voting requirement to approve the amendment to the 2015 Equity Incentive Plan is the affirmative vote of a majority of outstanding shares represented at the Annual Meeting (in person or by proxy) and entitled to vote on the proposal, at which a quorum is present. Brokers, banks or other agents do not have discretionary authority to vote on the election of directors, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-votes on this proposal, will not be counted as votes cast at the meeting, and will have no effect on the vote on this matter. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” the proposal.

•

Approval of issuance of more than 20% of our issued and outstanding common stock, through amendments to the conversion and exercise prices of convertible notes and warrants, and the retiring of our debt obligation under a promissory note through the issuance of common stock at a price that is 20% below the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date. The minimum voting requirement to approve the issuance of more than 20% of our issued and outstanding common stock, through: (i) amendment to the conversion price of our convertible notes and exercise price of our warrants; (ii) amendment to the expiry date of our warrants issued in connection with convertible notes such that the expiry dates of these warrants are conditionally extended one year subject to the conversion of those convertible notes; (iii) the issuance of additional warrants to certain holders of convertible notes and a promissory note (exercisable at the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date); and (iv) the retiring of our debt obligation under a promissory note through the issuance of common stock at a price that is 20% below the Company’s five day average closing price on the NASDAQ immediately prior to the Meeting Date, is the affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) and entitled to vote on the proposal.  Brokers, banks or other agents do not have discretionary authority to vote on the temporary amendment to the conversion and exercise prices and retirement of debt through issuance of shares at a discounted price, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-votes on this proposal, will not be counted as votes cast at the meeting, and will have no effect on the vote on this matter.  Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” the proposal.

•

Approval an issuance of more than 20% of the issued and outstanding common stock, at a future date, at a price that is less than the Minimum Price, as defined by, and in accordance with, NASDAQ Listing Rule 5635(d), in connection with a future financing. The minimum voting requirement to approve an issuance of more than 20% of the issued and outstanding common stock, at a future date, at a price that is less than the Minimum Price, as defined by, and in accordance with, NASDAQ Listing Rule 5635(d), in connection with a future financing, is the affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) and entitled to vote on the proposal.  Brokers, banks or other agents do not have discretionary authority to vote on the issuance of more than 20% of the issued and outstanding common stock, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-votes on this proposal, will not be counted as votes cast at the meeting, and will have no effect on the vote on this matter.  Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” the proposal.

•

Ratification of Kaufman, Rossin & Co. as Cool Holdings’ independent registered public accounting firm. The affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) and entitled to vote on the proposal is necessary to ratify the selection of our auditor. Brokers can vote with discretion on this proposal. Abstentions will not affect the outcome on this proposal. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” the proposal.

•

Say-on-pay advisory vote. The affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) is necessary to approve, on an advisory basis, the compensation of our Named Executive Officers (as described herein). Brokers, banks or other agents do not have discretionary authority to vote on the say-on-pay, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-votes on this proposal, will not be counted as votes cast at the meeting, and will have no effect on the vote on this matter. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” the proposal.

•

Say- on- frequency advisory vote. For purposes of the advisory vote regarding the frequency of the advisory vote on executive compensation, the option of every year, every two years or every three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Brokers, banks or other agents do not have discretionary authority to vote on the say-on-frequency, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-

votes on this proposal, will not be counted as votes cast at the meeting, and will have no effect on the vote on this matter. Abstentions will also have no effect on the vote on this matter.

We are not aware, as of the filing date of this proxy statement, of any matters to be voted on at the Annual Meeting other than as stated in this proxy statement and the accompanying notice. If any matters are properly presented at the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count affirmative and negative votes, abstentions and broker non-votes. The Board of Directors has appointed our Vice President and Secretary to serve as the inspector of election.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final and official voting results will be published in a Current Report on Form 8-K which is expected to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to Friday, September 13, 2019 (which will be available at www.sec.gov).

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy material, a stockholder proposal must be submitted in writing by March 18, 2020, to our Corporate Secretary at 4445 Eastgate Mall, Suite 200, San Diego, CA 92121. Stockholders who intend to present a proposal at next year’s annual meeting without inclusion of such proposal in next year’s proxy material should review the section below entitled “Stockholder Proposal Information; Discretionary Authority to Vote Proxies” and our bylaws, as filed with the SEC, which contain additional requirements regarding advance notice of stockholder proposals at an annual meeting of stockholders. A copy of our bylaws is also available from our Corporate Secretary at the address above. For more detailed information regarding stockholder proposals for next year’s annual meeting, please see “Stockholder Proposal Information; Discretionary Authority to Vote Proxies” below.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders are asked to elect four individuals nominated by our Board of Directors to serve as members of our Board of Directors. Each director would be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. Each of the nominees currently is a director of Cool Holdings.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

About the Directors

Set forth below is biographical and other information about each of the nominees as of August 23, 2019. Each of our nominees was recommended for reelection to our Board by our Nominating and Corporate Governance Committee, which is comprised of only non-management independent directors.

Name	Age as of Aug. 23, 2019	Position with Cool Holdings	Initial Date as Director
Reinier Voigt	59	President, Chief Executive Officer and Director	2019
Michael Galloro (1)(2)(3)(5)	44	Director	2018
Kevin Taylor (1)(2)(3)(4)(6)	50	Director	2019
Vincent E. Virga (1)(2)(3)(7)	48	Director	2019

______________

(1)	Member of the Audit Committee of our Board.
(2)	Member of the Compensation Committee of our Board.
(3)	Member of the Nominating and Corporate Governance Committee of our Board.
(4)	Board Chairman.
(5)	Audit Committee Chairman.
(6)	Compensation Committee Chairman.
(7)	Nominating and Corporate Governance Committee Chairman.

Biographical Information

Reinier Voigt, Director, President and Chief Executive Officer. Mr. Voigt has served as a Director and the President and Chief Executive Officer of Cool Holdings since June 2019.  Prior to that, he served as the Chief Operating Officer of Cool Holdings since the merger with Cooltech Holding Corp. on March 12, 2018, and as the Chief Operating Officer of Cooltech Holding since December 2016.  From May 2015 until August 2016, Mr. Voigt was the President and Chief Operating Officer of TEReI International, a merchant bank focused on debt and equity opportunities in the small to mid-cap markets in North and South America, and from September 2006 until April 2015 he was the Chief Operation Officer of Facey Telecom. Mr. Voigt has more than twenty years of experience in business operations which includes a focus on profit and loss optimization, strategic planning, finance and financial reporting. Mr. Voigt received the equivalent of a Master in Business Administration from Anton De Kom University of Suriname.

Michael Galloro, Director. Mr. Galloro has served as a Director of Cool Holdings since June 2018.  Mr. Galloro is currently a principal of ALOE Finance Inc., a private boutique firm specializing in transaction advisory, senior level finance solutions and management consulting.  In his advisory capacity, he has served as both a director, CEO or CFO at a number of Canadian-based companies listed on the Canadian Securities Exchange and the TSX Venture Exchange.  Mr. Galloro’s extensive finance and accounting experience, as well as his depth of Director experience, provides the Board with a strong audit committee chair and strengthens its commitment to good governance.

Kevin Taylor, Director. Mr. Taylor has served as a Director of Cool Holdings since June 2019.  Mr. Taylor is a seasoned executive with 30 years of operating experience in Fortune 500 companies throughout

North and South America.  For the past 8 years, he has been the President and CEO of TEREI International Limited, a merchant bank focused on debt and equity opportunities in the small to mid-cap markets in North and South America. From January 2009 to December 2012, Mr. Taylor was the President of Facey Telecom, a wholly-owned subsidiary of Facey Commodity Company, a billion-dollar conglomerate operating in the Caribbean and South America. He received a Bachelor of Engineering Science from the University of Western Ontario in 1994 and completed The General Managers Program at the Harvard Business School in 2001.

Vincent E. Virga, Director. Mr. Virga has served as a Director of Cool Holdings since June 2019.  Mr. Virga is an entrepreneur, venture capitalist, investor and business advisor.  He currently runs Capital V, where he deploys venture capital and consults in the technology and other sectors.  From 2002 to 2015, Mr. Virga served as President and CEO of SkillStorm, a private company he cofounded.  SkillStorm is a leading provider of outsourced technology services to large enterprises, primarily in the banking sector, and Mr. Virga currently serves as Chairman of the Board.  Mr. Virga received a Bachelor degree in communications from the University of Central Florida.

The Board of Directors recommends a vote

“FOR” each of the Board nominees for election as a director.

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE

COOL HOLDINGS, INC. 2015 EQUITY INCENTIVE PLAN

Background

Our 2015 Equity Incentive Plan (the “2015 Plan”), allows us to grant equity awards (including stock, restricted stock, restricted stock units, stock options, stock appreciation rights and performance share awards) to our employees, officers, directors, consultants, agents, advisors and independent contractors.

Our Board of Directors believes that the effective use of stock-based compensation is vital to our ability to achieve strong performance in the future by providing a direct link between employee compensation and long-term stockholder value creation.  We believe that our equity programs will enable us to attract, retain and motivate the talent critical for innovation and growth and to provide an incentive for individuals to exert their best efforts on behalf of the Company.  Accordingly, upon the recommendation of our Compensation Committee, our Board of Directors is seeking stockholder approval of this amendment to the 2015 Plan that increases the number of shares reserved for issuance thereunder by 1,000,000 shares.  As of July 16, 2019, the closing market price of the Company’s shares was $2.06.  Using this price, the market value of the common stock underlying these additional shares is $2,060,000.

The Importance of the Proposed Increase in Shares

We believe the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward. If we are unable to offer competitive equity packages to retain and hire employees, this could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we are unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent.

The 2015 Plan currently has only 5,045 shares remaining available for future grant.  At June 30, 2019, the 2015 Plan had 1,940 shares subject to currently outstanding stock options with a weighted average remaining term of 2.88 years and a weighted average exercise price of $34.54.

The Board of Directors recommends a vote

“FOR” approval of the amendment to increase the

number of shares reserved for issuance

thereunder by 1,000,000 shares.

A copy of the 2015 Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference.  The following summary of the 2015 Plan does not purport to be a complete description.  Please see Appendix A for more detailed information.

Overview of Certain 2015 Plan Features

The 2015 Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including:

•	No automatic share replenishment or "evergreen" provision. The shares authorized for issuance under the 2015 Plan are not automatically replenished each year.
•

No discounted stock options or stock appreciation rights ("SARs").  Stock options and SARs must be granted with an exercise or grant price at least equal to the fair market value of the common stock on the date of grant.

•	No repricing of options or SARs without stockholder approval. Options and SARs cannot be repriced without stockholder approval.

•

No liberal share counting or "recycling" of shares from exercised stock options or SARs.  Shares withheld or delivered to the Company to satisfy the exercise or grant price of options and SARs or to satisfy the tax withholding obligations upon such exercise will not be available for future grants.

•	No liberal change in control definition. Change in control benefits are triggered only by the consummation, and not stockholder approval, of a merger or other change in control event.
•

Double trigger change in control vesting for assumed or continued awards; no excise tax gross-ups on change in control.  If awards are assumed or substituted by a successor company in a change in control, the awards do not automatically fully vest.  The 2015 Plan does not provide for any excise tax gross-ups.

•	Limits on non-employee director awards. The 2015 Plan fixes a maximum number of shares that may be granted under equity awards to a non-employee director in a calendar year.
•	No dividends paid on unearned performance-based awards. Dividends or dividend equivalents may not be paid on unearned performance-based awards.

Summary of Terms

Purpose. The purpose of the 2015 Plan is to attract, retain and motivate our employees, officers and directors by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests with the long-term interests of our stockholders.  The 2015 Plan also allows us to provide the same opportunity to consultants, agents, advisors and independent contractors.

Administration. The Compensation Committee of our Board of Directors will administer the 2015 Plan.  Subject to the terms of the 2015 Plan, the Compensation Committee selects the individuals to whom awards are granted under the 2015 Plan, the number of shares subject to awards and the other terms and conditions of the awards.  The Board or the Compensation Committee may delegate administration of the 2015 Plan in accordance with its terms.  References to the "committee" below are, as applicable, to the Compensation Committee, the Board or other permitted delegate.

Eligibility.  Awards may be granted under the 2015 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its related companies.  As of June 30, 2019, approximately 170 employees (including 2 executive officers) and three non-employee directors were eligible to participate in the 2015 Plan.  For purposes of the 2015 Plan, "related company" means any entity that is directly or indirectly controlled by, in control of, or under common control with the Company.

Number of Shares. The number of shares of common stock authorized for issuance under the 2015 Plan is 5,045 shares, subject to adjustment as described below for stock splits and similar events.  In addition, any shares subject to awards under the 2006 Plan that cease to be subject to such awards, such as by expiration or forfeiture of such awards, will automatically become available for issuance under the 2015 Plan, up to an aggregate maximum of 940 shares.  The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options is the same as the total number of shares authorized under the 2015 Plan.  The following shares will be available again for issuance under the 2015 Plan:

•	shares subject to awards that lapse, expire, terminate or are canceled prior to issuance of the underlying shares; and
•	shares subject to awards that are subsequently forfeited to or otherwise reacquired by us.

In addition, awards granted in assumption of or in substitution for previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2015 Plan.

Shares withheld by us or delivered to us to satisfy the exercise price or grant price of stock options and SARs or tax withholding obligations upon such exercise will not be eligible for reuse under the 2015 Plan.

Adjustments.  If a change in our stock occurs by reason of a stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in our corporate or capital structure, the committee will make proportional adjustments in the maximum number and kind of securities (a) available for issuance under the 2015 Plan, (b) issuable to certain individuals subject to Section 162(m) of the Code, and (c) subject to any outstanding award, including the per share price of such securities.  In the event of any distribution of assets to stockholders other than a normal cash dividend, the committee can make the foregoing adjustments in a manner it determines appropriate and equitable.

Types of Awards.  The 2015 Plan permits the grant of any or all of the following types of awards:

Stock Options.  The committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options.  The exercise price of stock options must be at least 100% of the fair market value of the common stock on the date of grant, except in the case of options granted in connection with assuming or substituting options in acquisition transactions.  The term of a stock option cannot exceed ten years.  Unless the committee otherwise determines, fair market value means, as of a given date, the closing price of our common stock during regular trading on The NASDAQ Stock Market.  The committee grants stock options subject to a vesting schedule, pursuant to which options vest over a multi-year period, subject to an optionee's continued employment or service.

Stock Appreciation Rights (SARs). The committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2015 Plan or on a stand-alone basis.  SARs are the right to receive payment per share of an exercised SAR in stock or cash, or in a combination of stock and cash, equal to the excess of the share's fair market value on the date of exercise over its fair market value on the date the SAR was granted.  The grant price of a SAR must be at least equal to the fair market value of the common stock on the date of grant.

Stock Awards, Restricted Stock and Stock Units. The committee may grant awards of shares of common stock, or awards denominated in shares of common stock, such as restricted stock units, under the 2015 Plan.  These awards may be made subject to repurchase or forfeiture restrictions at the committee's discretion.  The restrictions may be based on continuous service or the achievement of specified performance criteria, as determined by the committee.

Performance Awards.  The committee may grant performance awards in the form of performance shares or performance units.  Performance shares are units valued by reference to a designated number of shares of common stock, and performance units are units valued by reference to a designated amount of property other than shares of common stock, such as cash.  Either may be payable in stock, cash or other property, or a combination thereof, upon the attainment of performance criteria and other terms and conditions established by the committee.

Other Stock or Cash-Based Awards.  The committee may grant other incentives payable in cash or in shares of common stock, subject to the terms of the 2015 Plan and any other terms and conditions determined by the committee.

No Repricing. Without stockholder approval, the committee may not (a) lower the exercise or grant price of an option or SAR after it is granted, except in connection with certain adjustments permitted by the 2015 Plan, such as stock splits, (b) cancel an option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash or another option or SAR, restricted stock or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (c) take any other action that is treated as a repricing under generally accepted accounting principles.

Limitations on Deductions under Section 162(m) of the Code.  Under Section 162(m) of the Code, we generally are prohibited from deducting compensation paid to our Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated executive officers in excess of $1 million per person in any year.  However, this limitation does not apply to certain performance-based compensation that is payable pursuant to a written binding contract that was in effect on November 2, 2017, and is not materially modified after that date.

Limits on Awards to Directors. Subject to certain adjustments for changes in our corporate or capital structure described above, a non-employee director may not receive equity awards under the 2015 Plan for more than 100,000 shares in any calendar year.

Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the transfer is approved by the committee.

Change in Control.  Under the 2015 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement or policy between a participant and us, in the event of a change in control:

•

If awards (other than performance shares, performance units, and other performance-based awards) will be assumed or otherwise continued after a change in control pursuant to the terms of the 2015 Plan, the awards will not become fully vested and exercisable, and all applicable vesting and forfeiture provisions will continue following the change in control.  However, such awards will become fully vested and exercisable, and all applicable restriction limitations or forfeiture provisions will lapse, in the event of a transaction in which such awards are not assumed or continued after the change in control, and the awards will thereafter terminate at the effective time of the change in control.

•

All performance shares, performance units and other awards subject to vesting or payout based on the achievement of performance goals will be prorated at the target payout level as of the date of the change in control.

•	In the event of certain reorganizations, mergers or consolidations, the committee may, in its discretion, provide that a participant's outstanding awards will be cashed out.

Definition of Change in Control.  Unless the committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement or policy between a participant and us, a change in control of the Company generally means the occurrence of any of the following events:

•

an acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (with certain exclusions, including generally any acquisition directly from the Company, any acquisition by the Company, or any acquisition by any employee benefit plan of the Company or an affiliate);

•

a change in the composition of the Board such that, during any two-year period, the incumbent Board members cease to constitute at least a majority of the Board (not including directors whose election, or nomination for election by stockholders, was approved by a majority of the incumbent Board); or

•

consummation of a merger or consolidation of the Company or a sale or other disposition of all or substantially all of the assets of the Company, unless (a) after such transaction the beneficial owners of our common stock and voting securities immediately prior to the transaction retain at least 50% of such common stock and voting securities of the Company resulting from such transaction in substantially the same proportions as their ownership prior to the transaction, (b) no person or entity beneficially owns 30% or more of the then outstanding common stock or voting securities of the Company resulting from such transaction (unless such ownership resulted from ownership of securities prior to the transaction), and (c) at least a majority of the directors following such transaction were incumbent directors.

Award Recoupment.  Awards granted under the 2015 Plan are subject to cancellation, rescission or other action in accordance with the terms of any then current clawback or recoupment policy of the Company that applies to awards under the 2015 Plan.

Amendment and Termination. The Board or the Compensation Committee may amend the 2015 Plan, except that the Board must approve any amendment to the 2015 Plan that requires stockholder approval under applicable law, regulation or stock exchange rule.  The Board or the Compensation Committee may suspend or terminate all or any portion of the 2015 Plan at any time, but such suspension or termination may not, without a participant's consent, materially adversely affect any rights under an outstanding award.  Amendment of an outstanding award also generally may not materially adversely affect any participant's rights under the award without the participant's consent, subject to certain exceptions set forth in the 2015 Plan, such as to comply with changes in applicable laws.

Unless sooner terminated by the Board or Compensation Committee, the 2015 Plan will terminate ten years after the date of stockholder approval of the 2015 Plan.

U.S. Federal Income Tax Information

The following discussion briefly describes the U.S. federal income tax consequences of awards under the 2015 Plan generally applicable to the Company and to participants who are subject to U.S. federal taxation.  The discussion is general in nature and does not address issues relating to the tax circumstances of any individual participant or any participant who is not subject to U.S. federal taxation.  The discussion is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect.  The summary is general in nature and does not purport to be legal or tax advice.  Furthermore, the discussion does not address the consequences of any estate, gift, state, local or foreign tax laws.

Stock Options

Nonqualified Stock Options.  A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature.  Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price.  When a participant sells the shares acquired upon exercise, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

With respect to options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.  A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a base value at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature.  Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the base value of the SAR.  When a participant sells any shares acquired upon exercise, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the total base value.

Restricted Stock Awards. A recipient of a restricted stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares.  Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, the participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code.  A Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the participant files his or her federal income tax return. The notice must be filed within thirty days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

If a participant sells the shares once the restrictions have lapsed, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares, plus the amount of taxable ordinary income recognized by the participant, either at the time the restrictions lapsed or at the time of the Section 83(b) election, as the case may be.  If the participant forfeits the shares to the company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of making a Section 83(b) election.

Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Stock Units.  A participant generally will not recognize income at the time a stock unit, such as a restricted stock unit, is granted.  When any part of a stock unit is settled or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such settlement or payment in an amount equal to the then fair market value of any shares the participant receives.

Performance Shares, Performance Units and Other Awards.  A participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash or shares to the participant pursuant to the terms of the performance shares or units, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash and the fair market value of any shares transferred to the participant over any amount paid by the participant with respect to the performance shares or units.  The U.S. federal income tax consequences of other awards under the 2015 Plan will depend upon the specific terms of each award.

Tax Consequences to the Company.  In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes in ordinary income, subject to certain limitations imposed under the Code, including under Section 162(m) of the Code, described above.

Section 409A.  This summary of tax consequences assumes that awards will be exempt from, or compliant with, Section 409A of the Code. The Company intends that awards granted under the 2015 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but makes no representation or warranty to that effect.  Failure to comply with Section 409A of the Code could lead to less favorable tax treatment.

Medicare Surtax. A participant’s annual “net investment income”, as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of shares issued pursuant to awards granted under the 2015 Plan. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

Tax Withholding. The Company is authorized to deduct or withhold from any award granted or payment made under the 2015 Plan, or require a participant to remit to the Company, the amount of any withholding taxes due in respect of an award or payment thereunder.

Plan Benefits

All awards under the 2015 Plan are made at the discretion of the committee.  Accordingly, the benefits and amounts that will be received or allocated under the 2015 Plan, as amended, or that would have been received or allocated had the 2015 Plan, as amended, been in effect during the last fiscal year, are not determinable at this time.  However, please refer to the information about grants made to our named executive officers in the last fiscal year described under "Compensation of Executive Officers."  Grants made to our non-employee directors in the last fiscal year are described in "Director Compensation."

OVERVIEW OF PROPOSALS 3 AND 4

We are seeking to raise additional funds and affect a recapitalization of Cool Holdings in order to better position the Company for the future and maintain our listing on NASDAQ. Proposal 3 is intended to encourage our noteholders to convert their notes and warrant holders to exercise their warrants in order to eliminate the majority of our debt obligations and improve our cash position. Proposal 4 is intended to ensure that we have sufficient cash to operate our business going forward. It is extremely important for our shareholders to approve these proposals in order for us to continue moving forward with our business plan.

PROPOSAL 3:  APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d),

OF THE ISSUANCE OF MORE THAN 20% OF THE ISSUED AND OUTSTANDING COMMON STOCK, IN CONNECTION WITH: (I) AMENDMENT TO THE CONVERTIBLE NOTES AND WARRANTS ISSUED BY THE COMPANY; (II) AMENDMENT TO THE CONDITIONAL EXTENSION OF THE EXPIRY DATE OF ISSUED WARRANTS; (III) THE ISSUANCE OF ADDITIONAL WARRANTS TO CERTAIN HOLDERS OF CONVERTIBLE NOTES AND A PROMISSORY NOTE; AND (IV) RETIREMENT OF DEBT OF THE COMPANY THROUGH THE ISSUANCE OF STOCK, ALL AT A PRICE THAT IS 20% BELOW THE COMPANY’S FIVE DAY AVERAGE CLOSING PRICE IMMEDIATELY PRIOR TO THE MEETING DATE

Background

We are seeking to effect a recapitalization of Cool Holdings by reducing, through amendments, the conversion price of all our convertible notes and the exercise price of all our outstanding warrants to be convertible or exercisable, as the case may be, at a 20% discount to the average closing price of the Company’s common stock on the NASDAQ on the five trading days before such formal offers become effective. We will further seek to extend the expiry dates of certain warrants held by holders of our convertible notes. Furthermore, we seek to grant the issuance of an additional one-half warrant at an exercise price that is equal to the five-day average closing price of the Company’s common stock on the NASDAQ immediately prior to the Meeting Date for each holder of convertible notes who converts their notes and also exercises their existing warrants.  We will also seek to retire an unsecured promissory note we issued through the issuance of shares of common stock at a price per share that is at a 20% discount to the five-day average closing price of the Company’s common stock on the NASDAQ immediately prior to the Meeting Date.

Rule 5635(d) requires that we obtain approval of our stockholders prior to the issuance of common stock in connection with an offering involving the sale, issuance or potential issuance of the Company’s common stock (and/or securities convertible into or exercisable for common stock) that is equal to 20% or more of the common stock outstanding before the issuance. Shares of the Company’s common stock issuable upon the exercise or conversion of preferred stock, warrants, options, debt instruments or other equity securities issued or granted in such an offering will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

Description of our Securities

Common Stock

The holders of our shares of common stock possess voting rights in the Company, except to the extent the board of directors specifies voting power with respect to any other class of securities issued in the future.  Each holder is entitled to one vote for each share held of record on each matter submitted to a vote of stockholders, except that in the election of directors each holder shares will have as many votes for each share of record as there are directors to be elected and for whose election the holder has a right to vote.  Stockholders do not have any right to cumulate votes in the election of directors.

Subject to any preferences that may be granted to the holders of preferred stock, each holder of shares is entitled to share ratably in any distributions and to receive ratably any dividends as may be declared by our board of directors out of funds legally available therefor.  In the event of our liquidation, dissolution or winding up, the holder of shares will be entitled to receive, after payment of all of our debts and liabilities and of all sums to which holders of any preferred stock may be entitled, the distribution of any remaining assets of the Company.  The holders of shares have no conversion, exchange, sinking fund or redemption rights and have no preemptive rights to subscribe for any of our securities by virtue of the shares. All of the outstanding shares of our common stock are fully paid and non-assessable.

Warrants

The rights and terms of the Warrants are governed by certificates issued to holders of the Warrants.

Rights of Holders Prior to Exercise

By virtue of having and being able to exercise Warrants, holders of Warrants will not have any of the rights that our stockholders have.

Exercise of Warrants

Each Warrant (as defined below) will entitle the holder thereof to purchase the shares specified in the applicable Warrant certificate at the exercise price stated therein. Holders of the Warrants may exercise the Warrants at any time up to the specified time on the expiration date set forth in the applicable certificate. After the close of business on the expiration date, unexercised Warrants will become void.

Holders of the Warrants may exercise the Warrants by delivering the Warrant certificate representing the Warrants to be exercised together with specified information, and paying the required amount to the Company, if any, or to us, as applicable, in immediately available funds.

Upon receipt of the required payment and the Warrant certificate, properly completed and duly executed, to us at our principal offices we will issue and deliver the shares purchasable upon such exercise. If fewer than all of the Warrants represented by the Warrant certificate are exercised, then we will issue a new Warrant certificate for the remaining amount of Warrants.

No fractional shares will be issued upon the exercise of any Warrants.

Anti-Dilution

The Warrant certificates specify that upon the subdivision, consolidation, reclassification or other similar change to the common stock, proportionate adjustments shall be made to the exercise price and the number of shares to be issued to holders of Warrants, as applicable.  On a merger, reorganization, amalgamation or other business combination where a person or group of persons acquires more than 50% of our outstanding shares, or sale of all or substantially all of our assets (a “Transaction”), the certificate will thereafter evidence the right of the holder thereof to receive the consideration (e.g. securities, property or cash) deliverable in exchange for or in respect of the shares to which a holder of shares would have been entitled immediately after such event.

Cashless Exercise

The certificates for Warrants issued on August 2, 2017, August 3, 2017, January 19, 2018, October 24, 2018, October 30, 2018 and November 29, 2018, provide for the issuance of Shares without the payment of any monetary consideration to the Company pursuant to a cashless excise feature.

Debt Securities (Promissory and Convertible Notes)

The rights and terms of the Convertible Notes (as defined below) are contained in the notes issued to holders thereof.  The rights and terms of the Promissory Note (as defined below) are contained in a note issued to the holder thereof.

Maturity, Interest, Conversion

All Convertible Notes are convertible into shares at the election of the holders thereof, with the amount of shares determined by dividing the outstanding principal and unpaid accrued interests on the date of conversion by the applicable conversion price. The Convertibles Notes issued January 19, 2018 for a principal amount of $275,000 (the “January 2018 Notes”) do not accrue interest, while all other Convertible Notes accrue interest at a rate of 12% per annum. The Promissory Note accrues interest at a rate of 4.02% per annum.

Subordination of rights to other security holders and creditors

Of the current principal amount of debt owed by the Company pursuant to the Notes, a principal sum of $275,000 is owed pursuant to the January 2018 Notes which are senior convertible notes.  Neither the Convertible Notes, including the January 2018 Notes, nor the Promissory Note contain any prohibition or limitation on the issuance of additional senior indebtedness.

Events Constituting Default

Under all Convertible Notes and the Promissory Note, events of default include non-performance of any of the Company’s payment obligations under the Convertible Notes and filing a petition for bankruptcy.

The January 2018 Notes provide as additional events of default the Company’s credit obligations greater than $500,000 becoming due and payable prior to their original date on which they would otherwise become due and payable, and the Company not meeting current public information requirements under Rule 144 within two years of January 19, 2018.

Modification of rights

Amendments to the Convertible Notes and the Promissory Note require the written consent of both the Company and holder of the Convertible Note.  Pursuant to the January 2018 Notes, the Company is prohibited from taking certain action without the consent of holders of at least 67% in principal amount then outstanding under such January 2018 Notes.  These prohibited actions include incurring any indebtedness on the property or assets of the Company or any income or profits therefrom, incurring any liens, amending its constating documents to materially and adversely affect the holders of January 2018 Notes, and declare or pay any dividends.

Amendment Details

We currently have issued: (i) convertible notes for aggregate principal amount of $8,995,000 (the “Convertible Notes”) with conversion prices between $2.78 to $8.75 maturing between October 24, 2019 and January 19, 2021; (ii) an unsecured promissory note for principal amount of $2,017,004 (the “Promissory Note”) maturing April 30, 2021; (iii) and 5,689,384 warrants exercisable to purchase 5,689,384 shares of the Company’s common stock (the “Warrants”) with exercise prices between $1.64 to $12.10 and expiry dates between February 2, 2021 and May 16, 2022, of which 1,238,730 Warrants were issued in connection with the issuance of Convertible Notes with exercise prices between $2.72 to $4.40.

We are seeking to amend the Convertible Notes and Warrants as follows: (i) a temporary amendment, for a period of three weeks from the date on which formal notice of these amendments is delivered (the “Notes Amendment Period”), to the conversion price of all our convertible notes (the “Note Amendment”), and a permanent amendment to the exercise price of all our outstanding warrants (the “Warrant Price Amendment”), such that these securities would be convertible or exercisable, as the case may be, at a 20% discount to the five‑day average closing price of the Company’s common stock on the NASDAQ immediately prior to the Meeting Date; and (ii) a conditional extension of one year to the expiry date of those Warrants which were issued in connection with convertible notes of the Company, with such extension conditional on the conversion of all Convertible Notes held by such Convertible Note holder during the Notes Amendment Period (the “Conditional Amendment”).

In addition, for any holders of Convertible Notes who convert their Convertible Notes during the Notes Amendment Period and who exercise in cash their Warrants that were issued in connection with the issuance of such Convertible Notes during the Notes Amendment Period, the Company shall issue to such holders an additional one-half warrant for each such Warrant exercised. Each full additional warrant shall be exercisable for 3 years and shall have an exercise price equal to the five-day average closing price of the Company’s common stock on the NASDAQ immediately prior to the Meeting Date (the “Conditional Warrants”).

Furthermore, in connection with the Warrant Price Amendment, the Company intends to contact certain holders of Warrants to request removal of the cashless exercise provision in their respective warrants such that the exercise price pursuant to the Warrant Price Amendment is only payable in cash.  Such revision will be at the option of such holders of Warrants. The purpose of these amendments is to provide holders of our Convertible Notes and Warrants with an incentive to convert and/or exercise such securities as part of our recapitalization efforts in order to raise the cash we need for working capital and increase our stockholders’ equity.

Additionally, we are seeking to retire the principal amount owed under the Promissory Note through the issuance of shares of the Company’s common stock at a price that is 20% below the Company’s five-day average closing price on the NASDAQ immediately prior to the Meeting Date (the “Debt Retirement”).  The Company will also issue the Conditional Warrants to the holder of the Promissory Note if such holder retires the full amount owed under the Promissory Note.  The Conditional Warrants shall be an additional one-half warrant for each such Warrant exercised, and on the same terms (e.g. expiration date and exercise price) to those Conditional Warrants, if any, issued to holders of Convertible Notes as outlined above. The purpose of the Debt Retirement through issuance of shares is to further lessen our debt obligations as part of our recapitalization goal.

The amendments proposed above will also be subject to further acceptance of the amendments from: (i) in the case of the Convertible Notes, the holders of such Convertible Notes; (ii) in the case of the Warrants, the holders of such Warrants; and (iii) in the case of Warrants issued during October 2018, November 2018, January 2019, and May 2019 (each an “Issuance Period”), the approval of holders of such Warrants representing at least 66-2/3% of the shares of common stock issuable under the warrants for each Issuance Period.

Dilution

The Company currently has 8,948,769 shares of common stock issued and outstanding. Assuming that the conversion price on the Note Amendment, the conversion price on the Promissory Note and the exercise price on the Warrants Price Amendment are each set at $1.44 (which was a 20% discount to the 5 day average closing price NASDAQ ending on August 15, 2019) and the exercise price on the Conditional Warrants are set at $1.80 (which was the closing price on NASDAQ on August 15, 2019) and assuming full conversion of all of the Convertible Notes and accrued interest through September 30, 2019, the retirement of the debt and accrued interest through September 30, 2019 under the Promissory Note through the issuance of shares, and exercise of all of the Warrants and Conditional Warrants, the Company’s issued and outstanding shares of common stock would be 23,583,951.

Requirement for Stockholder Approval

The issuance of shares of common stock resulting from the Note Amendment, the Warrant Price Amendment, the Conditional Amendment, the Debt Retirement and the Conditional Warrants will require approval of stockholders pursuant to Rule 5635(d) since such actions are cumulatively considered to be a 20% Issuance at a price less than the Minimum Price (as such capitalized terms are defined in Rule 5635(d)).  Although there will be no initial effect on the holdings of current stockholders from approval of this proposal, the issuance of shares of the Company’s common stock on the conversion of the Convertible Notes, exercise of the Warrants, exercise of the Conditional Warrants and Debt Retirement would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in the Company’s common stock.

The Board of Directors recommends a vote “FOR” approval,

for purposes of Rule 5635(d), of the issuance of more than 20% of issued and outstanding common stock in connection with the

Note Amendment, Warrant Price Amendment, Conditional Amendment,

Conditional Warrants and Debt Retirement, at a price that is below the Minimum Price.

PROPOSAL 4: APPROVAL OF AN ISSUANCE OF MORE THAN 20% OF ISSUED AND OUTSTANDING COMMON STOCK, AT A FUTURE DATE, AT A PRICE THAT IS LESS THAN THE MINIMUM PRICE IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), IN CONNECTION WITH A FUTURE FINANCING

Background

We are subject to the marketplace rules of The Nasdaq Stock Market LLC, as the Company’s common stock is listed on the Nasdaq Capital Market. As noted above, Rule 5635(d) requires that we obtain approval of our stockholders prior to the issuance of common stock in connection with an offering involving the sale, issuance or potential issuance of the Company’s common stock (and/or securities convertible into or exercisable for common stock) that is equal to 20% or more of the Company’s common stock outstanding before the issuance. Shares of the Company’s common stock issuable upon the exercise or conversion of preferred stock, warrants, options, debt instruments or other equity securities issued or granted in such an offering will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

Issuances at a Future Date

We expect that we will need additional working capital to fund our continuing operations, integrate the acquisition of Simply Mac, Inc., and service outstanding indebtedness.  The maximum amount we would raise in this proposal is $10 million, which could be in the form of a rights offering, or a combination of transactions as outlined above.  The transaction(s) must be completed within four months from the date of stockholder approval.

Requirement for Stockholder Approval

The possible issuance of more than 20% of common stock at a future date, at a price that is less than the Minimum Price, requires approval of stockholders pursuant to Rule 5635(d). The Board believes it is in the best interests of the Company to have the flexibility to be able to issue more than 20% of common stock as may be necessary to further the Company’s business operations.  Although there will be no initial effect on the holdings of current stockholders from the approval of this proposal, the issuance of any shares of the Company’s common stock could dilute, and thereby possibly reduce, each existing stockholder’s proportionate ownership in the Company’s common stock. Under our current certificate of incorporation and bylaws, stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us in order to maintain their proportionate ownership of the common stock.

The Board of Directors recommends a vote

“FOR” approval, for purposes of Rule 5635(d), of issuance of more than 20% of issued and outstanding common stock at a future date at a price that is below the Minimum Price, in connection with a future financing.

PROPOSAL 5: RATIFICATION OF THE SELECTION OF KAUFMAN, ROSSIN & CO. AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Kaufman, Rossin & Co. (“Kaufman”), an independent registered public accounting firm, to audit the financial statements of Cool Holdings for the fiscal year ending December 31, 2019. Although stockholder approval of the Audit Committee’s selection of Kaufman is not required by law, the Audit Committee believes that it is advisable to give stockholders an opportunity to ratify this selection. The Audit Committee may reconsider the selection of Kaufman whether or not the stockholders approve or do not approve this proposal at the Annual Meeting.

Representatives of Kaufman are not expected to be present at the Annual Meeting.

Independent Registered Public Accountants Fees

The Audit Committee reviews and determines whether specific projects or expenditures with Kaufman potentially affect its independence. The Audit Committee’s policy requires that all services the independent registered public accounting firm may provide to Cool Holdings, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee (who has been delegated by the Audit Committee the authority to act in such circumstances) to obtain such approval. The approval will be reported to the Audit Committee at its next scheduled meeting. All audit and non-audit services provided by Kaufman during 2018 were pre-approved by the Audit Committee.

The independent registered public accounting firm used by the Company prior to the March 12, 2018 merger with Cooltech Holding Corp. was SingerLewak LLP (“SL”).  MNP LLP (“MNP”) had served as the auditors for Cooltech Holding during 2016 and 2017.  On March 27, 2018, the Audit Committee dismissed SL and approved the engagement of MNP as the Company’s independent registered public accounting firm to replace SL.  Effective December 27, 2018 (the “Effective Resignation Date”), MNP resigned as the Company’s independent registered public accounting firm.  From March 27, 2018 through the Effective Resignation Date, the period during which MNP was engaged as the Company’s independent registered public accounting firm, there were (i) no disagreements between the Company and MNP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of MNP, would have caused MNP to make reference thereto in their reports on the consolidated financial statements or such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.  On December 27, 2018 the Audit Committee of the Board of Directors approved the appointment of Kaufman as the Company’s independent registered public accounting firm to replace MNP.

The following sets forth the aggregate fees billed to us by SL, MNP and Kaufman for the years ended December 31, 2017 and 2018.

Audit Fees

The aggregate fees billed for professional services rendered by SL for its audit of our annual financial statements and its review of our financial statements included in Forms 10-Q and 10-K in fiscal year 2017 and related SEC reporting work were $252,935.

The aggregate fees billed for professional services rendered by MNP for its review of our financial statements included in Forms 10-Q in fiscal year 2018 and related SEC reporting work were $76,880.

The aggregate fees billed for professional services rendered by Kaufman for its audit of our annual financial statements included in Form 10-K in fiscal year 2018 and related SEC reporting work were $380,000.

Audit Related Fees

The aggregate fees billed for fiscal year 2017 audit-related services by SL were $95,975.  No audit-related services for fiscal year 2018 were billed by MNP or Kaufman.

Tax Fees

There were no fees billed by SL, MNP or Kaufman in fiscal years 2017 and 2018 for professional services for tax compliance, tax advice or tax planning.

All Other Fees

There were no fees billed by SL, MNP or Kaufman in fiscal years 2017 and 2018 for professional services other than the services described above.

The Board of Directors recommends a vote

“FOR” ratification of Kaufman, Rossin & Co.

as the Company’s independent registered

public accounting firm for 2019.

PROPOSAL 6: TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, REFERRED TO AS “SAY-ON-PAY”

Section 14A of the Securities Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executives Officers as disclosed in this proxy statement.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers. Our executive compensation program is designed to attract, motivate and retain our executive officers, who are critical to our success. Our Named Executive Officers are rewarded for the achievement of our financial and strategic goals and for driving corporate financial performance through the award of base salaries, the opportunity to earn annual cash bonuses and the award of stock options, as deemed appropriate by our Compensation Committee. Accordingly, the following resolution is submitted for stockholder vote at the annual meeting:

Because this say-on-pay vote is advisory, it will not be binding on us, the Board or the Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board and the Compensation Committee may consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

The Board of Directors recommends

a vote “FOR” the approval of the compensation of our

Named Executive Officers as disclosed in this proxy statement

PROPOSAL 7: TO APPROVE, ON AN ADVISORY BASIS, THE PREFERRED FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION, REFERRED TO AS “SAY-ON-FREQUENCY”

Section 14A of the Securities Exchange Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our Named Executive Officers, which we refer to as say-on-frequency. By voting with respect to this Proposal 9, stockholders may indicate whether they would prefer that we conduct future say-on-pay votes once every year, every two years or every three years. Stockholders, if they wish, also may abstain from casting a vote on this proposal.

After careful consideration, our Board of Directors has determined that a say-on-pay vote on executive compensation once every three years is the best approach for the Company, and therefore our Board recommends that you vote for a three-year interval between the say-on-pay votes.

Our Board of Directors recognizes the importance of stockholder input on executive compensation and has determined that a say-on-pay vote every three years will provide our stockholders with adequate input. The Board believes that a three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and implement any desired changes to our executive compensation policies and procedures, and will provide investors sufficient time to evaluate the effectiveness of our executive compensation program as it relates to the business outcomes of the Company. Finally, the three-year interval will avoid the additional administrative burden on the Company of engaging in annual votes on executive compensation. Any stockholder who desires to provide input before the expiration of three years is welcome to contact the Board.

Your vote on this Proposal 9 is also advisory, and therefore not binding on the Company, the Board of Directors or the Compensation Committee, and the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. However, our Board and our Compensation Committee value the opinions of our stockholders and we will take our stockholders’ preferences into account in making determinations regarding the frequency of the say-on-pay vote.

The Board of Directors recommends a vote “FOR”

the option of once every three years as the preferred frequency with which stockholders are provided an advisory vote on executive compensation

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following is biographical information as of July 16, 2019, for our current executive officers not otherwise discussed above.

Vernon A. LoForti, Senior Vice President, Chief Financial Officer and Corporate Secretary, 65 years old. Mr. LoForti has served as Senior Vice President, Chief Financial Officer and Secretary of Cool Holdings since June 2019.  Prior to that, he served the Company as its Vice President and Secretary, beginning after the merger with Cooltech Holding in March 2018.  Mr. LoForti previously served as the Vice President and Chief Financial Officer of InfoSonics from July 2010 through the date of the merger.  Prior to InfoSonics, Mr. LoForti served in a number of executive positions at Overland Storage, Inc., a global supplier of data protection appliances. Mr. LoForti joined Overland in 1995 and served as the company’s Vice President, Chief Financial Officer and Secretary from 1995 to August 2007, including leading its initial public offering in 1997. From August 2007 to January 2009, LoForti served as President, Chief Executive Officer and a member of Overland’s Board of Directors. From February 2009 to September 2009, he served as Overland’s President. From August 1992 to December 1995, Mr. LoForti was the Chief Financial Officer for Priority Pharmacy, a privately-held pharmacy company. From 1981 to 1992, Mr. LoForti was Vice President of Finance for Intermark, Inc., a publicly-held conglomerate. Mr. LoForti began his career in public accounting with Price Waterhouse and holds a Bachelor of Science in Accounting from Brigham Young University.

DIRECTOR INDEPENDENCE

Nasdaq Stock Market Rules require that a majority of our Board of Directors be composed of “independent” directors as defined by such rules. The standards relied upon by our Board of Directors in determining whether a director is “independent” consist of the independence standards of the Nasdaq Stock Market Rules.

In accordance with the Nasdaq Stock Market Rules, for a director to be considered “independent,” the Board of Directors must affirmatively determine that he or she is not an executive officer or employee of the Company or an individual that has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, the following persons are not considered “independent”:

(a) a director who is or at any time during the past three years was employed by Cool Holdings or its subsidiaries;

(b) a director who accepted or has a family member who accepted any compensation from Cool Holdings in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i) compensation for board or board committee service;

(ii) compensation paid to a family member who is an employee (other than an executive officer) of Cool Holdings; or

(iii) benefits under a tax-qualified retirement plan or non-discretionary compensation;

(c) a director who is a family member of an individual who is or at any time during the past three years was employed by Cool Holdings as an executive officer;

(d) a director who is, or has a family member who is a partner in or a controlling stockholder or an executive officer of, any organization to which Cool Holdings has made, or from which Cool Holdings received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i) payments arising solely from investments in Cool Holdings’ securities; or

(ii) payments under non-discretionary, charitable contribution matching programs;

(e) a director of Cool Holdings who is, or has a family member who is employed as an executive officer of another entity where at any time during the past three years any of the executive officers of Cool Holdings serve on the compensation committee of such other entity; or

(f) a director who is or has a family member who is a current partner of Cool Holdings’ outside auditor or was a partner or employee of Cool Holdings’ outside auditor who worked on Cool Holdings’ audit at any time during any of the past three years.

At its June 19, 2019 meeting, the Board undertook its annual review of director independence based on the foregoing standards. During this review, the Board considered, among other things, transactions and relationships between each director or any member of his or her immediate family and Cool Holdings and its subsidiaries and affiliates or any entity of which a director or an immediate family member is or was, as applicable, an executive officer, general partner or significant equity holder. As provided in the Director Qualification Standards of the Nominating and Corporate Governance Committee Charter, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that the following directors nominated for election at the Annual Meeting were independent of Cool Holdings within the meaning of the Nasdaq Stock Market Rules and the applicable rules promulgated by the SEC:

Kevin Taylor

Michael Galloro

Vincent E. Virga

BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors annually reviews the Nasdaq Stock Market Rules’ definitions of independence for members of each of the committees and has determined that members of each of the committees are independent pursuant to applicable rules of the Nasdaq Stock Market Rules and the SEC.

Copies of our committee charters may be viewed at the Company’s website at http://www.coolholdings.com/corp/ corporate-governance.

Directors serving on our committees are set forth below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kevin Taylor	*	**	*
Michael Galloro	**	*	*
Vincent E. Virga	*	*	**

__________________

*	Member.
**	Chairman.

Audit Committee

Our Audit Committee performs, among other things, the following functions:

•	determines the independent registered public accounting firm to be employed;
•	discusses the scope of the independent registered public accounting firm’s examination;
•	reviews the financial statements and the independent registered public accounting firm’s report;
•	solicits recommendations from the independent registered public accounting firm regarding internal controls and other matters;
•	reviews related-party transactions for conflicts of interest;
•	makes recommendations to the Board regarding audit-related, accounting and certain other matters; and
•	performs other related tasks as requested by the Board.

Messrs. Taylor, Galloro and Virga are the members of the Audit Committee. Mr. Galloro is the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Galloro, an independent director, is an Audit Committee financial expert.

Compensation Committee

Our Compensation Committee performs, among other things, the following functions:

•	develops executive compensation philosophies and establishes and annually reviews and approves policies regarding executive compensation programs and practices;
•

reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and sets the Chief Executive Officer’s compensation based on this evaluation;

•	reviews the Chief Executive Officer’s recommendations with respect to, and approves annual compensation for, Cool Holdings’ other executive officers;
•	establishes and administers annual and long-term incentive compensation plans for key executives;
•

reviews and approves, if appropriate, or recommends to the Board for its approval and, where appropriate, submission to Cool Holdings’ stockholders, incentive compensation plans and equity–based plans;

•	recommends to the Board for its approval changes to executive compensation policies and programs;
•	oversees and annually reviews the non-employee director compensation program; and
•	reviews and approves special executive employment, compensation and retirement arrangements.

The members of our Compensation Committee are Messrs. Taylor, Galloro and Virga. Mr. Taylor is the Chairman of the Compensation Committee.

The Compensation Committee may invite to its meetings any member of management, including the Chief Executive Officer, and such other persons as it deems appropriate to carry out its duties and responsibilities. Our management assists the Compensation Committee by providing various support, including:

•	providing the Compensation Committee with perspectives of the business and people needs of the Company;
•

having the Chief Executive Officer make compensation recommendations to the Compensation Committee for the other executive officers (although the Compensation Committee ultimately determines compensation for the Chief Executive Officer and the other executive officers); and

•	developing recommendations for the design of pay programs applicable to the executive officers.

In addition, the Compensation Committee may from time to time engage an outside compensation consultant to:

•	assist the Compensation Committee in reviewing recommendations prepared by management in light of the Company’s objectives and market practices; and
•	provide the Compensation Committee with an outside perspective regarding compensation.

Special Committee

A Special Committee of our Board of Directors was formed on April 29, 2017 as the Board considered various strategic alternatives for the Company, including the merger of InfoSonics and Cooltech Holding.  The Special Committee was delegated the exclusive power and authority (1) to establish, approve, modify, monitor and direct the process and procedures relating to the review and evaluation by the Company and for its stockholders of any transaction, (2) to review and evaluate the terms and conditions, and determine the advisability of any transaction, (3) to investigate, pursue and negotiate the terms and conditions of any transaction, and if the Special Committee deems appropriate and in its sole discretion, to approve or disapprove any transaction, or, on the other hand, but subject to the limitations of applicable law, to approve the execution and delivery of documents to effect a transaction and/or recommend the same to the Company’s stockholders for their approval, (4) to review, analyze, evaluate and monitor all proceedings and activities of the Company related to any transaction, (5) to determine whether any transaction is fair to, and in the best interests of, the Company and its stockholders, and (6) to take any and all other actions it deems necessary and advisable to carry out a transaction. The Special Committee was dissolved after the merger closed on March 12, 2018.

Nominating and Corporate Governance Committee

We also have a Nominating and Corporate Governance Committee, which, pursuant to its written charter, is responsible for recommending potential directors, for considering nominations for potential directors submitted by our stockholders and for certain matters related to corporate governance. Messrs. Taylor, Galloro and Virga serve on this committee. Mr. Virga is the Chairman of the Nominating and Corporate Governance Committee

There have been no material changes to the procedures (as described below) by which security holders may recommend nominees to our Board of Directors in the last fiscal year.

Director Candidates

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications and have a high standard of personal and professional ethics, integrity and values. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers independence, professional background and experience, other board experience, industry knowledge, skills and expertise, and such other factors as it deems appropriate given the current needs of the Board and Cool Holdings, to maintain a balance of knowledge, experience and capabilities. Other factors considered may include diversity (including age, geography, professional and other experience), although the Company does not have a formal policy regarding diversity.

In the case of incumbent directors, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relevant considerations. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary.

The Nominating and Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects nominees for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at the 2020 Annual Meeting of Stockholders must do so by delivering by March 18, 2020, which is at least 120 days prior to the anniversary date of the mailing of the proxy statement for our last annual meeting of stockholders, a written recommendation to the Nominating and Corporate Governance Committee at the following address: c/o Corporate Secretary, 2001 NW 84th Avenue, Miami, Florida 33122. Each submission must set forth, among other things: the name and address of the stockholder on whose behalf the submission is made; the number of our shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. For additional information, see our Director Selection Guidelines attached to the Nominating and Corporate Governance Committee’s Charter, which can be found on our website at http://coolholdings.com/corp/corporate-governance/#1523648807492-2ae58c07-7c62.

Meetings of the Board of Directors and Committee Member Attendance

During fiscal year 2018, our Board of Directors met twenty-nine times, our Audit Committee met seven times, our Compensation Committee met six times, our Nominating and Corporate Governance Committee met twice and our Special Committee met three times. All directors attended at least 75% of the meetings of the Board and of the committees on which they served in fiscal year 2018 that were held while they were a director or committee member, except for Mr. Serruya, who attended two out of the three Compensation Committee meetings during his tenure, and only one of the two Nominating and Corporate Governance Committee meetings. Cool Holdings does not have a specific policy requiring director attendance at the Annual Meeting of Stockholders; however, we encourage our directors to be present at the Annual Meeting and available to answer any stockholder questions. Two of our directors, Mauricio Diaz and Carlos Felipe Rezk, attended our 2018 Annual Meeting.

ADDITIONAL CORPORATE GOVERNANCE INFORMATION

Stockholder Communications

Stockholders wishing to send communications to the Board may contact Vernon A. LoForti, our Vice President and Corporate Secretary, at Cool Holdings’ principal executive offices address. All such communications will be shared with the members of the Board, or if applicable, a specified committee or director.

Conflicts of Interest Policies and Transactions with Related Persons

Nasdaq Stock Market Rules require that our Audit Committee (or other independent body of our Board of Directors) review and oversee all related-party transactions for potential conflicts of interest on an ongoing basis. Our Board of Directors and our officers also are subject to certain provisions of Maryland law that are designed to eliminate or minimize the effects of certain potential conflicts of interest. Pursuant to these provisions of Maryland law and our articles of incorporation, any transaction between us and an interested party will not be invalidated because it is an interested-party transaction if it is fully disclosed to our Board, and a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

All future transactions between us and any of our officers, directors or 5% stockholders are expected to be on terms no less favorable than could be obtained from independent third parties and to be approved by a majority of our independent, disinterested directors. We believe that by following these procedures, we will be able to mitigate the possible effects of any conflicts of interest.

Since the beginning of fiscal 2017, there was a single related party transaction that took place between the Company and one of its executive officers.  On September 27, 2018, the Audit Committee and the Board approved a short‑term loan from Reinier Voigt, who at the time served as our Chief Operating Officer, to the Company in the principal amount of $400,000.  The unsecured loan was repaid four days later on October 1, 2018, together with a loan fee of $4,000.

DIRECTOR COMPENSATION

2018 Pre-Merger Director Compensation Table

The following table sets forth information regarding the compensation of Cool Holdings’ non-employee directors from January 1, 2018 until March 12, 2018, the date of the merger with Cooltech Holding. The non-employee director compensation program is more particularly described below. Our Executive Officers who served on the Board received no separate compensation for their Board service.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Kirk A. Waldron (1)	$8,481(3)	−	$8,481
Randall P. Marx (1)	$7,889	−	$7,889
Robert S. Picow	$7,889	−	$7,889

_____________________

(1)	Messrs. Waldron and Marx were directors prior to the merger on March 12, 2018, but resigned as directors thereafter.
(2)	No stock options were granted during 2018.
(3)	Includes payment of $600 for service as Audit Committee Chairman.

2018 Pre-Merger Non-Employee Director Compensation Program.   Prior to the merger, non-employee directors were compensated by an annual cash retainer fee of $40,000.  The Audit Committee Chairman was paid an additional annual cash retainer of $3,000.  Payments were made to directors on a quarterly basis.  Board members are also reimbursed for out-of-pocket costs related to their attendance at Board and Committee meetings.

2018 Post-Merger Director Compensation

The following table sets forth information regarding our current non-employee directors and fees earned by them from the closing of the merger on March 12, 2018 through December 31, 2018.  Consistent with our pre-merger policy, our Executive Officers who served on the Board received no separate compensation for their Board service.

Name	Fees Earned ($)	Option Awards ($)(1)	Total ($)
Andrew DeFrancesco (5)	$18,185(2)	−	$18,185
Robert S. Picow (4)	$5,000	−	$5,000
Michael Galloro (3)	$12,632(3)	−	$12,632
Aaron Serruya (6)	$15,278	−	$11,111

_____________________

(1)	No stock options were granted during 2018.
(2)	Includes $2,073 for service as Chairman of the Board, as well as Audit Committee Chairman for the period from March 12, 2018 through June 4, 2018.
(3)	Includes $1,148 for service as Audit Committee Chairman. Mr. Galloro was appointed to the Board on June 4, 2018.
(4)	Mr. Picow resigned from the Board on June 4, 2018.
(5)	Mr. DeFrancesco resigned from the Board on December 31, 2018.
(6)	Mr. Serruya resigned from the Board on December 16, 2018

2018 Post-Merger Non-Employee Director Compensation Program.   Post-Merger, non-employee directors were compensated by an annual cash retainer fee of $20,000.  The Chairman of the Board and the Audit Committee Chairman were paid an additional annual cash retainer of $2,000.  Board members are also reimbursed for out-of-pocket costs related to their attendance at Board and Committee meetings.

2019 Non-Employee Director Compensation Program. Effective June 5, 2019, in connection with a restructuring of our Board, our non-employee director compensation program was modified.  Thereafter, non-employee directors will receive an annual cash retainer fee of $40,000.  The Chairman of the Board will receive an additional annual cash retainer of $20,000, and the Audit Committee Chairman will continue to receive an additional annual cash retainer of $2,000.  Cash retainers will be paid quarterly in arrears on the last day of the calendar quarter.  Board members will continue to be reimbursed for out-of-pocket costs related to their attendance at Board and Committee meetings.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees Cool Holdings’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee, as it was constituted at the time of each respective report, reviewed and discussed with management the audited financial statements in Cool Holdings’ Annual Report on Form 10-K for the year ended December 31, 2018, and the unaudited financial statements included in Cool Holdings’ Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2018.

The Audit Committee discussed with Cool Holdings’ independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditor’s judgments as to the quality, not just the acceptability, of Cool Holdings’ accounting principles and such other matters as are required to be discussed by the auditor with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting firm’s independence from management and Cool Holdings, including the matters in the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant firm’s communications with the audit committee concerning independence. The Audit Committee considered whether the independent registered public accounting firm’s provision of services on behalf of Cool Holdings other than audit services is compatible with maintaining the independent accountant firm’s independence.

The Audit Committee discussed with Cool Holdings’ independent registered public accounting firm the overall scope and plans for its respective audits. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent accountant firm’s examinations, its evaluations of Cool Holdings’ internal controls, and the overall quality of Cool Holdings’ financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

The Audit Committee

Michael Galloro, Chairman

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board of Directors believes that separation of the principal executive officer and the board chair positions is appropriate for the Company given the size of the Board and the need for undivided attention of the Chief Executive Officer to the implementation of strategic directives and overall management responsibilities. As an independent director, the board chair can provide leadership to the Board without perceived or actual conflicts associated with individual and collective interests of management employees.

The Board of Directors has historically performed an important role in the review and oversight of risks, and generally oversees the Company’s risk management practices and processes, including entity level and financial controls. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by the Company’s management are adequate and functioning as designed. The Board also oversees organizational structure, policies and procedures, such as the Code of Conduct and the Code of Ethics and other internal policies and guidelines designed to support the Company’s corporate governance and to comply with the laws, rules and regulations that apply to the Company’s business operations.

Although the Board of Directors is ultimately responsible for risk oversight at the Company, it has delegated primary oversight of the management of (i) financial reporting, internal controls, accounting and compliance risks to the Audit Committee, (ii) compensation risk to the Compensation Committee, and (iii) corporate governance risk to the Nominating and Corporate Governance Committee. Each of these committees routinely reports to the Board on the management of these specific risk areas.

To permit the Board of Directors and its committees to perform their respective risk oversight roles, members of management report directly to the Board or the relevant committee of the Board responsible for overseeing the management of specific risks, as applicable. The President and Chief Executive Officer reports directly to the Board. The Chief Financial Officer reports to the President and Chief Executive Officer, the Board and the Audit Committee. Members of the management team have a high degree of access and communication with the independent directors of the Board and the various Board committees. Members of the Company’s management regularly attend Board and committee meetings and are available to address any questions or concerns raised on matters related to risk management. Because three of the four Board members are independent directors and each committee of the Board consists solely of independent directors, Cool Holdings’ risk oversight structure conforms to the Company’s belief that having a strong, independent group of directors is important for quality governance.

DELINQUENT SECTION 16(a) REPORTS

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2018, was a director, officer or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, for transactions occurring during such fiscal year, except for the following:

Name	Form Type	Number of Late Filings (Number of Transactions)
Andrew DeFrancesco	Form 3	1 (1)
Aaron Serruya	Form 3	1 (1)
Mauricio Diaz	Form 3, Form 4	5 (5)
Carlos Felipe Rezk	Form 3, Form 4	5 (5)
Carlos Alfredo Carrasco	Form 3	1 (1)
Reinier Voigt	Form 3, Form 4	4 (4)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of August 7, 2019, there were approximately 8,948,769 shares of common stock outstanding. The following table sets forth certain information as of that date with respect to the beneficial ownership of common stock by each (i) Named Executive Officer listed in the Summary Compensation Table below, (ii) director and nominee for director, and (iii) all current executive officers and directors as a group. Unless otherwise stated, the address of each listed holder is c/o Cool Holdings, Inc., 2001 NW 84th Avenue, Miami, FL 33122.

In addition to those individuals noted below, there is one additional entity known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Delavaco Holdings, Inc. reported on August 15, 2018 via Schedule 13G that it owned 650,844 shares, which currently represents 7.27% of our outstanding common shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Named Executive Officers
Reinier Voigt, President & CEO (also a Director)	135,510 (2)	1.51%
Vernon A. LoForti, Senior Vice President & CFO	13,333	*

Directors
Michael Galloro	50,000	*
Kevin Taylor	0	0%
Vincent E. Virga	0	0%
All current executive officers and directors as a group (5 persons)	166,974	2.21%
5% or Greater Stockholders
Mauricio Diaz	1,265,382 (3)	13.40%
Carlos Felipe Rezk	1,138,722 (4)	12.23%
Delavaco Holdings, Inc.	650,844 (5)	7.27%

*	Less than one percent
(1)

“Beneficial ownership” is defined in the regulations promulgated by the SEC as having or sharing, directly or indirectly: (a) voting power, which includes the power to vote or to direct the voting, or (b) investment power, which includes the power to dispose or to direct the disposition of shares of the common stock of an issuer. Shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days of August 7, 2019 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 31,869 warrants held by Voigt Consultancy, Inc.
(3)	Shares listed include 591,034 shares and 424,348 warrants held by Bliss Investment Group LLC. Mr. Diaz’s address is 1240 Campamento Avenue, Miami, FL 33156.
(4)	According to a Form 4 filed with the SEC on May 15, 2019. Shares listed include 527,704 shares and 361,018 warrants held by ICFR LLC. Mr. Rezk’s address is 55 SE 6th Street, #2210, Miami, FL 33131.
(5)	According to a Schedule 13G filed with the SEC on September 11, 2018. The address of Delavaco Holdings, Inc. is listed as 2300 E. Las Olas Blvd., 5th Floor, Ft. Lauderdale, FL 33301.

Change in Control

On January 1, 2017, prior to merger discussions that culminated with the merger of InfoSonics and Cooltech Holding on March 12, 2018, Joseph Ram, our former Chief Executive Officer and a Director, owned 26.52% of our outstanding common shares.  As a result of the merger and related transactions, the former Cooltech stockholders received shares representing 78.9% of our outstanding common shares after the merger.

COMPENSATION OF EXECUTIVE OFFICERS

Pre-Merger Summary Compensation Table

The following table sets forth for our Chief Executive Officer and our Chief Financial Officer (each of these persons is referred to as a Named Executive Officer) information regarding salary, bonus and other compensation for the year ended December 31, 2017 and the period from January 1, 2018 through March 12, 2018, the date of the merger with Cooltech Holding.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Joseph Ram (1)	2018	$62,064	—	—	$408(3)	$62,472
President and Chief Executive Officer	2017	$327,500	—	—	$1,961(3)	$329,461

Vernon A. LoForti (1)	2018	$40,474	$75,000	—	—	$115,474
Vice President, Chief Financial Officer and Corporate Secretary	2017	$205,000	—	—	—	$205,000

____________________________

(1)	These Named Executive Officers resigned their positions as a condition to the merger with Cooltech Holding on March 12, 2018.
(2)	No stock options were awarded during 2017 and 2018.
(3)	Represents Company-paid cell phones for Mr. Ram’s family members.

Employment Agreements

Joseph Ram. On April 21, 2016, the Compensation Committee of the Company authorized and approved the extension of the term of the employment agreement between the Company and Mr. Ram which was set to expire on April 8, 2016. The terms of the new agreement were substantially similar to the prior employment agreement with an annual base salary of $365,000, subject to periodic review by the Board of Directors or the Compensation Committee.  The extended employment agreement had a term of four years, commencing on April 9, 2016 and expiring on April 8, 2020.

Mr. Ram’s employment agreement provided for the payment of severance under certain conditions. If Cool Holdings were to terminate his employment other than for “cause” or if Mr. Ram were to terminate his employment for “reasonable basis,” Mr. Ram would be entitled to a severance payment equal to the greater of (i) 18 months of salary or (ii) the salary payable over 50% of the remaining term of the employment agreement, subject to Mr. Ram’s execution within 45 days of the termination date of a general release and waiver of claims against the Company.

On March 12, 2018, in connection with the Company’s merger with Cooltech Holding, the Company terminated Mr. Ram’s employment agreement without cause and thereby triggered the payment of his severance benefit equal to 18 months of salary.

Vernon A. LoForti. On April 21, 2016, the Compensation Committee of the Company authorized and approved the extension of the term of the employment agreement between the Company and Mr. LoForti which was set to expire on April 8, 2016.  The terms of the new agreement were substantially similar to the prior employment agreement with an annual base salary of $205,000, subject to periodic review by the Board of Directors or the Compensation Committee. The extended employment agreement had a term of two years, commencing on April 9, 2016 and expiring on April 8, 2018.

Mr. LoForti’s employment agreement provided for the payment of severance under certain conditions. If Cool Holdings were to terminate his employment other than for “cause” or if Mr. LoForti were to terminate his employment for “reasonable basis,” he would be entitled to receive severance payments equal to his base salary for 9 months, conditioned upon the execution by Mr. LoForti within 45 days of the termination date of a general release and waiver of claims against the Company.

On March 12, 2018, in connection with the Company’s merger with Cooltech Holding, the Company terminated Mr. LoForti’s employment without cause and thereby triggered the payment of his severance benefit equal to 9 months of salary.

Post-Merger Summary Compensation Table

The following table sets forth for our Named Executive Officers information regarding salary, bonus and other compensation for the period from March 12, 2018, the date of the merger with Cooltech Holding, through December 31, 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Mauricio Diaz (2)	2018	$193,315	$54,000	—	—	$247,315
Chief Executive Officer

Carlos Felipe Rezk (2)	2018	$193,315	$54,000	—	—	$247,315
Chief Sales & Marketing Officer
Reinier Voigt	2018	$144,986	$32,400	—	—	$177,386
Chief Operating Officer
Carlos Alfredo Carrasco (2)	2018	$144,986	$18,900	—	—	$163,886
Chief Financial Officer

____________________________

(1)	No stock options or other equity grants were awarded during 2018.
(2)	These Named Executive Officers were terminated effective June 5, 2019.

New Executive Officer Employment Agreements

On April 1, 2018, following the Company’s merger with Cooltech Holding, each of the newly Named Executive Officers received employment agreements with the Company.  The principle terms of the agreements are summarized below.

Mauricio Diaz.  The initial term of the employment agreement with Mr. Diaz is from April 1, 2018 to December 15, 2019, and renews automatically for successive one-year periods unless either party provides at least three months’ notice to the other of their intention not to renew.  The agreement provides for an annual base salary of $240,000, subject to annual review by the Compensation Committee.  Mr. Diaz is also eligible for an annual bonus of up to $90,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus is subject to clawback provisions in the event of a financial restatement.

Mr. Diaz’s employment agreement provides for the payment of severance under certain conditions. If Cool Holdings terminates his employment other than for “cause” or if Mr. Diaz terminates his employment for “good reason,” Mr. Diaz is entitled to a severance payment equal to 12 months of salary, subject to his execution of a general release and waiver of claims against Cool Holdings. If Mr. Diaz voluntarily terminates his employment other than for “good reason,” he is not entitled to receive a severance payment. Under the terms of the agreement, Mr. Diaz is also subject to confidentiality and non-competition restrictions in favor of Cool Holdings.

Under the employment agreement, the term “good reason” generally means a material breach of the employment agreement by the Company that is not timely cured by the Company, a diminution of Mr. Diaz’s duties or title, or a termination of employment within 12 months after a “change of control.”  The term “change of control” generally means any one or more of the following: (i) the merger, consolidation, sale or other transfer of more than 50% of the outstanding shares of common stock of the Company, except where the holders of common stock immediately prior to the merger or consolidation own a majority of the voting common stock of the surviving corporation immediately after the merger, (ii) a sale of all or substantially all the Company’s assets, or (iii) during any period of 12 consecutive months there is a change of a majority of the members of the Company’s Board of Directors.

On June 5, 2019, in connection with the Company’s senior management restructuring, the Company terminated Mr. Diaz’s employment agreement without cause and thereby triggered the payment of his severance benefit equal to 12 months of salary.

Felipe Rezk.  The initial term of the employment agreement with Mr. Rezk is from April 1, 2018 to December 15, 2019, and renews automatically for successive one-year periods unless either party provides at least three months’ notice to the other of their intention not to renew.  The agreement provides for an annual base salary of $240,000, subject to annual review by the Compensation Committee.  Mr. Rezk is also eligible for an annual bonus of up to $90,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus is subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement are similar to those of Mr. Diaz noted above.

On June 5, 2019, in connection with the Company’s senior management restructuring, the Company terminated Mr. Rezk’s employment agreement without cause and thereby triggered the payment of his severance benefit equal to 12 months of salary.

Reinier Voigt.  The initial term of the employment agreement with Mr. Voigt is from April 1, 2018 to March 31, 2021, and renews automatically for successive one-year periods unless either party provides at least three months’ notice to the other of their intention not to renew.  The agreement provides for an annual base salary of $180,000, subject to annual review by the Compensation Committee.  Mr. Voigt is also eligible for an annual bonus of up to $54,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus is subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement are similar to those of Mr. Diaz noted above, except that Mr. Voigt’s severance benefit is equal to 9 months of salary.

On June 5, 2019, in connection with the Company’s senior management restructuring, Mr. Voigt was named President and Chief Executive Officer and his base salary was adjusted to $240,000 annually.

Alfredo Carrasco.  The initial term of the employment agreement with Mr. Carrasco is from April 1, 2018 to March 31, 2021, and renews automatically for successive one-year periods unless either party provides at least three months’ notice to the other of their intention not to renew.  The agreement provides for an annual base salary of $180,000, subject to annual review by the Compensation Committee.  Mr. Carrasco is also eligible for an annual bonus of up to $54,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus is subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement are similar to those of Mr. Diaz noted above.

On June 5, 2019, in connection with the Company’s senior management restructuring, the Company terminated Mr. Carrasco’s employment agreement without cause and thereby triggered the payment of his severance benefit equal to 12 months of salary.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information presented as of December 31, 2018 with respect to our 2006 and 2015 Equity Incentive Plans as described below. All numbers have been adjusted for our two 1-for-5 reverse stock splits.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,340 (1)	$31.89 (1)	779,216 (2)
Equity compensation plans not approved by security holders	—	$—	—

_______________________________

(1)	Includes all options outstanding under our 2006 and 2015 Equity Incentive Plans.
(2)

As of December 31, 2018, an aggregate of 779,216 shares remained available for future issuance under the 2015 Equity Incentive Plan, which may be granted in the form of stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards.  No additional awards will be granted under the 2006 Equity Incentive Plan.

OTHER BUSINESS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

STOCKHOLDER PROPOSAL INFORMATION;

DISCRETIONARY AUTHORITY TO VOTE PROXIES

To be considered for inclusion in next year’s proxy materials for our 2020 Annual Meeting of Stockholders, under Rule 14a-8(e) of the Securities Exchange Act, a stockholder proposal must be submitted in writing by March 18, 2020, to our Corporate Secretary at 4445 Eastgate Mall, Suite 200, San Diego, CA 92121, as well as meet the applicable requirements of the SEC.

Further, under our bylaws, any stockholder who intends to present a proposal at the 2020 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials must provide us notice of such proposal in the manner set forth in our bylaws not less than fifty-three (53) days nor more than ninety (90) prior to the 2020 Annual Meeting of Stockholders; provided, however, that if less than sixty (60) days’ notice of the 2020 Annual Meeting of Stockholders is given to stockholders, written notice of business proposed by stockholders shall be delivered or mailed, as prescribed in our bylaws, to our Corporate Secretary not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders or such proposal will be considered untimely. For proposals that are untimely, the Company retains discretionary authority to vote proxies it receives. For proposals that are timely, the Company retains discretionary authority to vote proxies it receives provided that (1) the Company includes in its proxy materials advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. In addition, stockholders who intend to nominate persons for election to the Board of Directors at the 2020 Annual Meeting of Stockholders must provide advance written notice of such nomination in the manner required by our bylaws. Written notice of nominations, complying with our bylaws, must be delivered or mailed to our Corporate Secretary not less than ninety (90) days nor more than one hundred thirty (130) days prior to the date of the 2020 Annual Meeting of Stockholders; provided, however, that if the 2020 Annual Meeting of Stockholders is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the 2019 Annual Meeting, or August 5, 2020, then notice by the stockholder must be delivered no later than the close of business ninety (90) days prior to the 2020 Annual Meeting of Stockholders or the tenth day following the day on which notice of the date of that meeting was mailed or public disclosure of the date of that meeting was first made by Cool Holdings.

AVAILABLE INFORMATION

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as copies of our other reports, are available electronically at no charge by accessing our website at www.coolholdings.com or the Securities and Exchange Commission’s website at www.sec.gov. Any request for a paper copy of our periodic and current reports should be mailed to Cool Holdings, Inc., Attn: Corporate Secretary, 4445 Eastgate Mall, Suite 200, San Diego, CA 92121.

* * * * *

This Notice and Proxy Statement are sent by order of the Board of Directors.

By Order of the Board of Directors
Date: August 16, 2019
Reinier Voigt President and Chief Executive Officer

APPENDIX A

COOL HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

SECTION 1.  PURPOSE

The purpose of the Cool Holdings, Inc. 2015 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.

SECTION 2.  DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3.  ADMINISTRATION

3.1	Administration of the Plan

(a)The Plan shall be administered by the Board and/or the Compensation Committee, which shall be composed of two or more directors. The Board will cause the Compensation Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards granted pursuant to Section 16 of the Plan, to the extent required by Section 162(m) of the Code, Compensation Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m) of the Code, or any successor provision thereto. For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Compensation Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(b)Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards granted to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan.  Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time.

(c)All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee to whom authority has been delegated to administer the Plan.

3.2	Administration and Interpretation by Committee

(a)Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v)

approve the forms of notice or agreement for use under the Plan; (vi) amend, modify, suspend, discontinue or terminate the Plan, waive any restrictions or conditions applicable to any Award or amend or modify the terms and conditions of any outstanding Award; (vii) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration and operation of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)In no event, however, shall the Committee have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or Stock Appreciation Right after it is granted, except in connection with adjustments provided in Section 15.1; (ii) cancel an Option or Stock Appreciation Right at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; or (iii) take any other action that is treated as a repricing under generally accepted accounting principles.

(c)The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d)Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.  A majority of the members of the Committee may determine its actions.

SECTION 4.  SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a)48,230 shares; plus

(b)up to 38,347 shares subject to outstanding awards under the 2006 Equity Incentive Plan (the “Prior Plan”) as of the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested or nonforfeitable shares), which shares shall cease to be set aside or reserved for issuance pursuant to the Prior Plan as of the date upon which they cease to be so subject to such awards and shall instead be set aside and reserved for issuance pursuant to the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares, if applicable.

4.2	Share Usage

(a)If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to the Company, the shares subject to such Awards and the forfeited shares shall again be available for issuance under the Plan.

The following shares shall not again become available for issuance under the Plan:  (i) shares of Common Stock tendered by a Participant or retained by the Company as full or partial payment to the Company upon exercise of an Option, (ii) shares of Common Stock reserved for issuance upon grant of Stock Appreciation Rights, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the Stock Appreciation Rights, and (iii) shares of Common Stock withheld by, or otherwise tendered to, the Company to satisfy a Participant’s tax withholding obligations in connection with an Award.  The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b)The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan.  Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan.  In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plans (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees, directors or consultants of the Company or a Related Company prior to such acquisition or combination.  In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)Notwithstanding any other provision of this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

4.3	Limitations

Subject to adjustment from time to time as provided in Section 15.1, the aggregate number of shares subject to all Awards granted to any Non-employee Director in any calendar year may not be for more than an aggregate of 100,000 shares.  The foregoing limit shall not apply to any Award made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers.

SECTION 5.  ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.  An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital‑raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6.  AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan.  Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.  Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends or dividend equivalents for dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion; provided, however, that with respect to Awards that are subject to achievement of performance goals, any such credited dividends or dividend equivalents may only be paid with respect to the portion of such Awards that is actually earned.  The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate.  The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.  Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A.  Also, notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must comply with or qualify for an exemption under Section 409A.

SECTION 7.  OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and such exercise price shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable. If not otherwise established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule:

Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After 1 year	1/3rd
Each additional one-month period of continuous service completed thereafter	An additional 1/36th
After 3 years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5.  An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased.  Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)cash;

(b)check or wire transfer;

(c)having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d)tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e)so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of  proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f)such other consideration as the Committee may permit.

7.6	Effect of Termination of Service

(a)The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

(b)Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i)if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii)if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(iii)the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after the Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

(c)If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of the Securities Act or other requirements.

SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder.  If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code), Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) shall be treated as Nonqualified Stock Options.  No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code). In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

SECTION 9.  STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion.  An SAR may be granted in tandem with an Option (“tandem SAR”) or alone (“freestanding SAR”).  The grant price of a tandem SAR shall be equal to the exercise price of the related Option.  The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2.  An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying:  (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised.  At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10.  STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Award, in cash or a combination of cash and shares of Common Stock.  Any fractional shares subject to such Award shall be paid to the Participant in cash.

SECTION 11.  PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award.  Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award.  Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12.  OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives denominated in cash, shares of Common Stock or other property under the Plan, which incentives may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, subject to the terms and conditions specified by the Committee.

SECTION 13.  WITHHOLDING

(a)The Company or any Related Company may require the Participant to pay to the Company or any Related Company, as applicable, the amount of (i) any taxes that the Company or any Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (ii) any amounts due from the Participant to the Company or to any Related Company (“other obligations”).  Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

(b)The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company, as applicable, to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations.  The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate (or any other rate as may be required to avoid adverse financial accounting consequences to the Company).

SECTION 14.  ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death.  During a Participant’s lifetime, an Award may be exercised only by the Participant.  Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code with respect to Incentive Stock Options, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15.  ADJUSTMENTS

15.1	Adjustment of Shares

(a)In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (1) the maximum number and kind of securities available for issuance under the Plan; (2) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (3) the maximum numbers and kind of securities set forth in Section 4.3 and Section 16.3; and (4) the number and kind of securities that are subject to any outstanding Award and/or the per share price of such securities. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

(b)The Committee may also make adjustments as described in Section 15.1(a)(1)-(4) in the event of any distribution of assets to stockholders other than a normal cash dividend.  In determining adjustments to be made under this Section 15.1(b), the Committee may take into account such factors as it deems appropriate, including (i) the restrictions of applicable law, (ii) the potential tax and accounting consequences of an adjustment and (iii) the possibility that some Participants might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances, the Committee may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards shall be affected in a manner that precludes the enlargement of rights and benefits under such Awards.

(c)Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Committee, as to the terms of any of the foregoing adjustments, shall be conclusive and binding. Notwithstanding the foregoing provisions of this Section 15.1, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also, notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change in Control shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.  To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3	Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(a)All outstanding Awards that are subject to vesting based on continued employment or service with the Company or a Related Company shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company.  If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions or other restrictions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions or other restrictions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction.  The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b)All Performance Shares, Performance Units or other performance-based Awards earned and outstanding as of the date of the Change in Control and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award.  Any remaining outstanding Performance Shares, Performance Units or other performance-based Awards (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Change in Control and shall be payable in accordance with the payout schedule pursuant to the instrument evidencing the Award.  Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(c)Notwithstanding the foregoing (including Section 15.3(a)), the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common

Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

(d)For the avoidance of doubt, nothing in this Section 15.3 requires all outstanding Awards (or portions thereof) to be treated similarly.

15.4	Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants.  The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

15.5	No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its business or capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6	No Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

15.7	Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16.  CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan to the contrary, if the Compensation Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Compensation Committee may provide that this Section 16 is applicable to such Award.

16.1	Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Compensation Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any affiliate or business unit of the Company, as reported or calculated by the Company:  cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; sales level and growth; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Criteria”).

Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other companies.  Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

The Compensation Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period:  (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary, unusual and/or non-recurring items of gain or loss, that in all of the foregoing the Company identifies in its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s periodic reports, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (viii) gains and losses on asset sales, and (ix) impairments.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

16.2	Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3	Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards, other than Performance Units or other Awards denominated in cash or other property, subject to this Section 16 in any one calendar year with respect to more than 200,000 shares of Common Stock for such Awards, except that the Company may make additional one-time grants of such Awards for up to 200,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other Awards denominated in cash or other property subject to this Section 16 granted to any Covered Employee in any one calendar year is $2,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17.  AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be approved only by the Board (rather than the Compensation Committee only).  Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date.  After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.  Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.  Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.  Also, notwithstanding any other provision of the Plan to the contrary, the Committee shall have authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Committee deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable laws, rules or regulations.

SECTION 18.  GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

(a)Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b)The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

(c)As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws.  At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration.  The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(d)To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Section 409A

(a)General.  The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation section 1.409A-1(b)(4), the exclusion applicable to stock options and certain other equity-based compensation under Treasury Regulation section 1.409A-1(b)(5), or otherwise.  To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A.  Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions.

(b)Separation from Service; Six Month Delay.  Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i).  In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death.

(c)Unilateral Amendment.  Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided that the Committee makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

(d)No Guarantee of Tax Treatment.  Notwithstanding any provision of the Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Section 409A shall be so exempt, (ii) any Award intended to comply with Section 409A shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Related Company be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Maryland without giving effect to principles of conflicts of law.  Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.12	Recoupment

Awards shall be subject to the requirements of (a) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (b) similar rules under the laws of any other applicable jurisdiction, (c) any compensation recovery or clawback policies adopted by the Company to implement any such requirements or (d) any other compensation recovery or clawback policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Participant.

SECTION 19.  EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the stockholders of the Company.  If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a)an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the number of then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change in Control:  (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (4) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;

(b)a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or

(c)consummation of a Company Transaction.

To the extent required to avoid the adverse tax consequences under Section 409A, a Change in Control shall be deemed to occur only to the extent it also meets the requirements for a change in control event for purposes of Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means InfoSonics Corporation, a Maryland corporation.

“Company Transaction,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a)a merger or consolidation of the Company with or into any other company;

(b)a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or

(c)a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets,

excluding, however, in each case, a transaction pursuant to which:

(i)the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(ii)no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(iii)individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Incumbent Board” has the meaning set forth in the definition of “Change in Control.”

“Non-employee Director” means any member of the Board who is not an employee of the Company.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means the InfoSonics Corporation 2015 Equity Incentive Plan.

“Prior Plan” has the meaning set forth in Section 4.1(b).

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Section 409A” means Section 409A of the Code.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award, including a Restricted Stock Unit, denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service,” unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a termination of employment or service relationship with the Company or a Related

Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement.  Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding.  Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award.  Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.  A Participant’s change in status from an employee of the Company or a Related Company to a non-employee director, consultant, advisor, or independent contractor of the Company or a Related Company, or a change in status from a non-employee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

MMMMMMMMMMMM     000004    ENDORSEMENT_LINE______________ SACKPACK_____________    MR ASAMPLE  DESIGNATION (IF ANY)  ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6  MMMMMMMMM    Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.   MMMMMMMMMMMMMMM  C123456789   000000000.000000 ext 000000000.000000 ext  000000000.000000 ext 000000000.000000 ext  000000000.000000 ext 000000000.000000 ext   Your vote matters – here’s how to vote!   You may vote online or by phone instead of mailing this card.    Votes submitted electronically must be  received by 1:00pm, Eastern Time, on  September 13, 2019.   Online  Go to www.investorvote.com/AWSM  or scan the QR code — login details are  located in the shaded bar below.   Phone   Call toll free 1-800-652-VOTE (8683) within  the USA, US territories and Canada   Save paper, time and money!  Sign up for electronic delivery at  www.investorvote.com/AWSM   Annual Meeting Proxy Card 1234 5678 9012 345  •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    A  Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 andFOR Proposals 2 through 6 and for  every3 YEARS on Proposal 7.   +  1. Election of the Board of Directors until the next Annual Meeting:  01 - Michael  Galloro  For Against Abstain  02 - Vincent E.  Virga  For Against Abstain  For Against Abstain   2. To approve an amendment to the Cool Holdings, Inc. 2015  Equity Incentive Plan to increase the number of shares  reserved for issuance thereunder by 1,000,000 shares;  3. To approve, in accordance with NASDAQ Listing Rule 5635(d),  the issuance of more than 20% of the issued and outstanding  common stock, pursuant to: (i) amendments to the conversion  price of our convertible notes and exercise price of our  warrants; (ii) amendments to the expiry date of our warrants  issued in connection with convertible notes such that the expiry  dates of these warrants are conditionally extended one year  subject to the conversion of those convertible notes; (iii) the  issuance of additional warrants to certain holders of convertible  notes and a promissory note (such additional warrants being  exercisable at the Company’s five day average closing price on  the NASDAQ immediately prior to the Meeting Date); and (iv) the  retiring of our debt obligation under a promissory note through  the issuance of common stock at a price that is 20% below the  Company’s five day average closing price on the NASDAQ  immediately prior to the Meeting Date;  For Against Abstain For Against Abstain   03 - Reinier 04 - Kevin  Voigt    Taylor    For Against Abstain   4. To approve, in accordance with NASDAQ Listing Rule 5635(d), an  issuance of more than 20% of the issued and outstanding common  stock, at a future date, at a price that is less than the Minimum  Price, as defined by, and in accordance with, NASDAQ Listing Rule  5635(d), in connection with a future financing;  5. To ratify the selection of Kaufman, Rossin & Co. as the  Company’s independent registered public accounting firm for  the fiscal year ending December 31, 2019;  6. To approve, on an advisory basis, the compensation of the  Company’s Named Executive Officers, referred to as “say-onpay”;  and  1 Year 2 Years 3 Years Abstain   7. To approve, on an advisory basis, the preferred  frequency of stockholder advisory votes on executive  compensation, referred to as “say-on-frequency”,  occur once every three years.  Note: The proxies shall have the discretionary authority to consider and vote upon such  other business as may properly come before the Annual Meeting or any adjournment thereof.   MR A SAMPLE (THIS AREA IS SET UPTOACCOMMODATE   C 1234567890 JNT   140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND  MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND  1UPX  427906  MR ASAMPLE AND MR ASAMPLE AND MR ASAMPLE AND   MMMMMMM  +    033W5B

2001 NW 84th Avenue  Miami, Florida 33122  (858) 373-1675   This Proxy is Solicited on Behalf of the Board of Directors   The undersigned hereby appoints Reinier Voigt and Vernon A. LoForti, or either of them, with full power of substitution and revocation, as the true and lawful attorneys-in-fact and  proxies of the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of Cool Holdings, Inc. (“Cool Holdings”) to be held at 4:00 p.m. (Eastern Time) on  September 16, 2019, at the Company’s principal executive offices located at 2001 NW 84th Avenue, Miami, Florida 33122, or any adjournments or postponements thereof, to vote  the shares of common stock of Cool Holdings standing in the name of the undersigned on the books of Cool Holdings, or such shares of common stock of Cool Holdings as the  undersigned may otherwise be entitled to vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting,  with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting of Stockholders, dated August 23, 2019, and the accompanying Proxy  Statement of Cool Holdings.   Each of the proxies is authorized to vote, in its discretion, upon such other business that may properly come before the Annual Meeting or any adjournments or  postponements thereof.   The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1 and “FOR” Proposals 2 through 6 and for every “3 YEARS” on Proposal 7.   If no directions are given by the person(s) executing this Proxy, the shares will be voted in accordance with the recommendations of the Board of Directors on all proposals  listed on the reverse side. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified,  the shares will be voted in accordance with the recommendations of the Board of Directors on all proposals listed on the reverse side.   Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope.   Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on September 16, 2019  This proxy statement and the Annual Report are available at http://www.coolholdings.com/corp/investors/annual-report-proxy    Small steps make an impact.   Help the environment by consenting to receive electronic  delivery, sign up at www.investorvote.com/AWSM    •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Proxy — COOL HOLDINGS, INC.   +    Non-Voting Items B  Change of Address — Please print new address below.   Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. C  Please date and sign this Proxy exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator,  trustee, agent or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation or other corporate entity, please sign in full corporate name  by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.   Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.    +